September 2024 Ambition: Curing Blood Cancers through cell and genome engineering Exhibit 99.2

This presentation (the “Presentation”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Vor Biopharma Inc. (“Vor,” “Vor Bio” or the “Company”). The words “aim,” “anticipate,” “believe,” “can,” “could,” “design,” “enable” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “project,” “should,” “target,” “towards,” “will,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this Presentation include those regarding the feasibility of a trem-cel (formerly VOR33) transplant to be successfully manufactured, to engraft normally, to maintain blood counts following treatment with Mylotarg following allogeneic hematopoietic cell transplant and to be well tolerated, the potential of trem-cel, alone or as part of a treatment system, to replace standard of care, the potential of VCAR33ALLO and ADCs in combination with trem-cel as a treatment system, the potential of trem-cel to enable targeted therapies in the post-transplant setting including Mylotarg and CD33-targeted CAR-Ts, the approach and potential opportunities for VADC45, the potential of Vor Bio’s platform to enable potentially curative therapies and change the standard of care in blood cancers, the intended benefits of Vor Bio’s product candidates and approach, Vor Bio’s plans, strategies, expectations and anticipated milestones for its preclinical and clinical programs, including the availability and timing of results from preclinical studies and clinical trials, the potential design of future clinical trials, the timing of regulatory filings, and the timing of dosing patients, Vor Bio’s expectations regarding expedited regulatory review of its product candidates as a result of Fast Track designation or otherwise, the expected safety profile of Vor Bio’s product candidates, cash runway and expected capital requirements, Vor Bio’s expectations regarding commercial opportunity, addressable patient population and reimbursement rates for its product candidates, if approved, and its plans and expectations related to the Company’s manufacturing and facilities. Vor Bio may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including: uncertainties inherent in the initiation, completion of, and availability and timing of results from, preclinical studies and clinical trials and clinical development of Vor Bio’s product candidates; whether preclinical data or interim results from a clinical trial will be predictive of the final results of the trial or the results of future trials; the uncertainty of regulatory approvals to conduct trials or to market products; the success of Vor Bio’s in-house manufacturing capabilities and efforts; and availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements. The interim data for trem-cel presented in this Presentation is based on eight patients and future results for these patients or additional patients may not produce the same or consistent results. These and other risks are described in greater detail under the caption “Risk Factors” included in Vor Bio’s most recent annual or quarterly report and in other reports it has filed or may file with the Securities and Exchange Commission. Any forward-looking statements contained in this Presentation speak only as of the date of this Presentation, and Vor Bio expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise, except as may be required by law.   Certain information contained in this Presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and Vor Bio’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this Presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources. In addition, there can be no guarantee as to the accuracy or reliability of any assumptions or limitations that may be included in such third-party information. While we believe our own internal research is reliable, such research has not been verified by any independent source. All brand names or trademarks appearing in this Presentation, including Mylotarg, are the property of their respective owners. Disclaimer

Testing as monotherapy in post-transplant relapse Encouraging biomarker data at lowest dose Thesis: Trem-cel as a Therapeutic Platform Vor Bio Clinical Strategy Enabling multiple targeted therapy modalities ADCs CAR-Ts VCAR33ALLO Mylotarg Trem-cel Early Clinical Strategy Current Clinical Findings Demonstrate clinical proof-of-principle with Mylotarg as approved agent -Engraftment of gene engineered graft -Shielding the blood system Most rapid path to Treatment System Encouraging data with commercial promise 100% engraftment Robust shielding of the blood system Broadened therapeutic index for Mylotarg Early evidence of patient benefit (RFS) +

Transplant A mainstay treatment Even After Transplant, High-Risk AML Has Poor Outcomes After Transplant Frequent leukemia relapses and death, poor outcomes Maintenance therapy unfeasible due to drug toxicity Watchful Waiting Outcomes for High-Risk Patients Araki et al. JCO 2016 Probability of relapse-free survival (%) 0 6 12 18 24 0 50 100 Months post-transplant

What If Shielding Could Lead to Improved Outcomes? A shielded graft… … can shield a blood system… …enabling use of otherwise toxic maintenance therapies… …potentially leading to improved outcomes ADC CAR-T Engraftment Reliably reconstitute the blood system Shielding Protect against otherwise toxic therapies Therapeutic Index Optimize efficacy and safety of maintenance therapies Patient Benefit Prolong relapse-free survival Required Shielded Graft Attributes

What is Trem-Cel? Starting Material Apheresis Product from Healthy Matched Donor Trem-cel: Stem Cell Graft Shielded from CD33-Targeted Therapy Stem cell selection CRISPR/Cas9 gene engineering Removes T cells to reduce graft-vs-host disease Allows for large CD34+ dose to accelerate engraftment High-efficiency editing of CD33 protein Results in blood system that is shielded from CD33-targeted therapy ~7 day manufacturing process

VBP101: Trem-cel Phase 1/2a Clinical Trial


Engraftment
Shielding
Patient Journey
Transplant Decision
Trem-cel Infusion
Engraftment
Maintenance Mylotarg
Transplant-eligible AML and MDS patients at high risk of relapse
Consolidation/Salvage
Conditioning
Starting ~day 60 up to 8 cycles
Dose escalation 0.5-2 mg/m2
No delay in typical patient transplant process
Therapeutic Index
Patient Benefit
Donor Journey
Screening
Stem Cell Mobilization, Collection
Related
Unrelated
Trem-cel Manufacturing
~7-day process
Unedited back-up graft

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Trem-cel Achieved Timely Engraftment High CD33 editing efficiency (median 89%, range 71-94%) 100% neutrophil engraftment Robust platelet recovery (median 16.5 days) Full myeloid chimerism at Day 28 Neutrophil Engraftment (n=18) Engraftment Shielding Therapeutic Index Patient Benefit * Luznik et al. JCO 2021 Data cut-off: 19-JUL-2024 100% engraftment Number of patients Days after transplant VBP101 median Median engraftment for unmodified CD34+ graft*

Neutrophil and Platelet Peripheral Blood Counts with Mylotarg Doses Trem-cel Demonstrated Shielding Across Mylotarg Doses Cell counts/µL Days from start of Mylotarg dosing 100k 10k 1000 100 10 1 Platelets 0.5 mg/m2 1 mg/m2 2 mg/m2 Neutrophils 0.5 mg/m2 1 mg/m2 2 mg/m2 1 20 40 60 80 100 120 140 160 180 200 Each point indicates a Mylotarg dose 1. Sievers et al. Blood 1999 2. Mylotarg prescribing information Data cut-off: 19-JUL-2024 Engraftment Shielding Therapeutic Index Patient Benefit Mylotarg commonly results in severe myelosuppression and is the most clinically significant adverse event1,2

Trem-cel Enabled Broadened Therapeutic Index for Mylotarg VBP101 Mylotarg PK analysis (2017, FDA ODAC) Regarding Efficacy Regarding Liver Toxicity Mean Cmax Across Mylotarg Doses Mean AUCinf Across Mylotarg Doses Approved doses Mylotarg dose (mg/m2) AUCinf (ng*h/mL) Drug exposure exceeds levels at approved doses Mylotarg dose (mg/m2) Cmax (ng/mL) Cmax below known toxic range Safety threshold: probability of veno-occlusive disease > 5% Approved doses Data cut-off: 19-JUL-2024; data not from head-to-head trial SAE: serious adverse events; LFT: liver function test Engraftment Shielding Therapeutic Index Patient Benefit To date, no SAEs nor LFT abnormalities related to Mylotarg

Baseline Risk Factor Demographics: VBP101 vs. Comparators Study (Publication Year) VBP101 ITT N=18 VBP101 AT n=10 Araki MRD+ (2016) n=75 Jentzsch Adverse Risk (2022) n=271 CR1 (%) 61 50 67 90 CR2 (%) 22 40 33 10 Active Disease(%) (median blast %) 17 (16%) 10 (78%) -- -- MRD+(%) (median blast %) 11 (2.7%) 10 (1.8%) 100* (0.60%) 13 Adverse Risk (%) (ELN 2022) 61 60 39** 100* Secondary AML (%) a 44 50 42 49 TP53 Mutation (%) 28 50 -- -- *selected comparison cohort (n) from published studies. **Adverse cytogenetics aDefined AML with myelodysplasia-related change and therapy-related AML Data cut-off: 19-JUL-2024

Trem-cel+Mylotarg RFS Appears Favorable vs Published High-Risk AML Comparators Relapse-Free Survival of VBP101 (intention-to-treat) vs Araki and Jentzch (historical controls) VBP101 data cut-off: 19-JUL-2024; Adapted from Fig 2B MRD+ PFS line from Araki et al. JCO 2016; Adapted from Fig 1C, ELN 2022 Adverse risk EFS line from Jentzsch et al. Blood Cancer Journal 2022. * = individual comparison to VBP101 ITT using log-rank Mantel-Cox test. Median duration of follow-up: 169 days VBP101 (n=18) Araki (n=76) Months post-transplant Probability of survival (%) 0 6 12 18 24 0 50 100 Engraftment Shielding Therapeutic Index Patient Benefit Jentzsch (n=271) Median RFS (mo) P value vs VBP101* HR* HR 95% CI* ITT Not reached Jentzsch 6.2 0.12 0.51 0.27-0.97 Araki 3.8 0.01 0.33 0.18-0.59

Low Rate of Relapse (2/10) Among Patients Receiving Mylotarg Mylotarg not started 0.5 mg/m2 2 mg/m2 1 mg/m2 Mylotarg On study or long-term follow-up Engraftment Mylotarg dose Back-up graft CD34 boost Relapse End of study ITP: idiopathic thrombocytopenic purpura or similar immune-mediated thrombocytopenia Data cut-off: 19-JUL-2024 Back up graft after coronavirus Stem cell boost for ITP Relapse prior to Mylotarg Relapse prior to Mylotarg Not yet eligible for Mylotarg Not yet eligible for Mylotarg Not yet eligible for Mylotarg Mylotarg not yet started due to active infection Patient withdrawal from study

Two Patients Relapsing Following Mylotarg, Both with TP53 Mutations

	Age/ Sex	AML Risk Factors	Outcome and post-HCT Day	Mylotarg Maintenance Dose and Cycles	CD33 Expression at Time of MRD/Relapse
Relapses Prior to Mylotarg	68/M	• AML-MRC, adverse cytogenetics (ELN) • Complex cytogenetics • High risk molecular: NRAS, ZRSR2, TET2 mutations • Active disease at time of HCT: 16% blasts	Relapse D43 in blood and CNS prior to Mylotarg	N/A	Yes
	26/M	• High risk molecular: RUNX1-RUNX1T1, KMT2A rearrangement, adverse cytogenetics (ELN) • FLT3-TKD and BCORL1 • Active disease at time of HCT: 8% blasts (local)	Relapse D57 prior to Mylotarg	N/A	Yes
Relapses Following Mylotarg	64/F	• AML-MRC, adverse cytogenetics (ELN) • Complex karyotype • CR2 • **TP53** mutation • MRD at time of HCT: 1.8% blasts	MRD ~D95 after Mylotarg 1st cycle, received two additional cycles Mylotarg	0.5 mg/m^2 x 3	Yes
	51/F	• Complex karyotype, adverse cytogenetics (ELN) • High risk molecular: ASXL1 • **TP53** mutation • Active disease at time of HCT: 78% blasts	MRD after 1st Mylotarg cycle, received 2 additional cycles before relapse	1.0 mg/m^2 x 3	Yes

Data cut-off 19-JUL-2024, Day post HCT and Disposition as of 26-JUL-2024
AML-MRC: AML with myelodysplasia-related change

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Trem-cel Therapeutic Platform with Potential >$1B Commercial Opportunity

Significant Unmet Need

~35,000 AML & MDS new patients and 16,000 deaths per year[3,4,5]

Concentrated Market Opportunity

~5,000 AML & MDS transplants per year with majority conducted at ~65 US centers[1,2]

Reimbursement Pathway

100% cost-based reimbursement for stem cells* (commercial example: Omisirge® at $338,000)

*2020 - IPPS (Inpatient Prospective Payment System), MS DRG-104 – Section 108, stem cell acquisition & processing for allo-SCTs

1. CIBMTR 2020 2. CIBMTR Summary Slides 3. ACS 4. LLS 5. Polednak AP, J Registry Mgmt 2011

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Potential Registrational Trial Design for Trem-cel/Mylotarg AML (n=60-80) Key Eligibility Criteria 18-70 years of age 8/8 HLA matched related/unrelated donor Suitable for MAC AML: CD33+ AML Morphological CR1/CR2 or CRi High-risk disease (MRD+ or genetics) Potential registrational endpoint: relapse-free survival 1-year RFS (primary) Median time to relapse Hematologic protection from Mylotarg-induced cytopenias 60d Assess engraftment, GVHD, CD33 negativity Option A: Observational control group Option B: Randomized study with control arm Trem-cel Mylotarg Patient Journey MAC Plan is to continue enrollment with at 2.0 mg/m2 (or higher) and, if data continues to be favorable, approach regulators around year end

VCAR33^{ALLO}: CD33-Directed Healthy Donor-Derived CAR-T

~7-day
manufacturing

Cells harvested from prior transplant donor

Rapid process to preserve stemness

Terminally frozen for convenience

T cells exactly matched to patient's immune system

Healthy, stem-like cells more likely to expand and less prone to exhaustion

Clinically validated construct:
NIH study using autologous cells showed efficacy at 1 x 10^7 CAR+ cells/kg (2/5 assessable pts)[1]

1. Shah et al. ASH 2023

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VBP301: VCAR33ALLO Phase 1/2 Clinical Trial

Patient Journey

MRD+ or relapsed AML following standard or trem-cel transplant



Enroll → Lymphodepletion → **VCAR33ALLO Infusion** → Arm A: Blasts ≥ 5% / Arm B: MRD+ → **Day 28 Follow-up** → 2nd transplant if required

Prior Transplant Donor: Consent → Collect

VCAR33ALLO Manufacturing

~7-day process

3x3 dose escalation starting at 1 x 10^6 CAR+ cells/kg

Key Endpoints

- 01 Safety
- 02 Expansion, persistence
- 03 Disease control/response

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VCAR33ALLO: Encouraging Signs of In Vivo Expansion Peripheral Blood Days Post CAR-T Infusion CD33 CAR transgene copies/µg Dose escalation schedule: 1 x 106 CAR+ cells/kg 3 x 106 CAR+ cells/kg 1 x 107 CAR+ cells/kg NCI CD33CART trial (autologous) saw in vivo expansion and 2 responses out of 5 assessable patients at 1 x 107 CAR+ cells/kg Data from ASH 2023 Abstract: https://ash.confex.com/ash/2023/webprogram/Paper179667.html Patient 1 Patient 2 Patient 3

Introducing VADC45, a Novel CD45-Targeted Antibody Drug Conjugate Novel pan-CD45 humanized antibody cross-reactive to NHP DGN549 payload with cleavable linker Fc silencing to avoid effector function CD45 is highly expressed throughout the heme compartment (minus mature RBCs) Clinically validated linker-payload (Immunogen, alkylating agent) Robust preclinical data package IND-enabling studies progressing to completion

VADC45: Potential Commercial Opportunities CD45 is highly expressed in AML and DLBCL Target may be oncogenic, driving tissue infiltration, high expression and poor prognosis Opportunity: R/R AML and MDS Immune disorders that may require more holistic reset of the entire immune system Holistically remove immune cell compartments Opportunity: Refractory MS, SLE, SSc Gene therapies such as for sickle cell urgently need non-chemo conditioning agents Could avoid oncogenicity and sterility concerns Opportunity: SCD, TDT alternative conditioning Precise epitope for VADC45 has been identified Experiments are ongoing for epitope modification which retains protein functionality Opportunity: Heme malignancies Treating Relapse - Heme Malignancies Immune Reset - Autoimmune Diseases Non-Chemo Conditioning - Gene Therapies Epitope Engineering - Shielded Grafts DLBCL= Diffuse large B-cell lymphoma, TDT= Transfusion-dependent β-thalassemia, SLE= Systemic lupus erythematosus, SSc = Systemic sclerosis

Single Dose of VADC45 Enabled Gene-edited HSC Engraftment Engraftment and Persistence of Gene-edited Stem Cells Tisdale et al. (NIH), preclinical data NHPs received autologous transplantation of BCL11A-edited HSCs with conditioning via chemo (busulfan) compared to single dose of VADC45 Very high myeloid chimerism achieved within days of transplant Persistently high edited populations through one year from transplant Overall editing efficiency (%) Weeks After Transplantation Granulocyte Gene Editing

Single Dose of VADC45 Efficiently Depleted Immune Cells Immune Cell Depletion from Peripheral Blood (NHP) 0 Pre Dose 5x106 4x106 2x106 Day 13 0.3 mg/kg No. Granulocyte/mL 3x106 1x106 Granulocyte Depletion 1x107 8x106 6x106 4x106 2x106 0 Pre Dose Day 13 0.3 mg/kg No. T cells/mL T Cell Depletion 0 Pre Dose 6x105 4x105 2x105 Day 13 0.3 mg/kg No. Monocytes/mL Monocyte Depletion 2.5x106 2.0x106 1.5x106 1.0x106 5.0x105 0.0 Pre Dose Day 13 0.3 mg/kg No. B cells/mL B Cell Depletion Preclinical data

Next-Generation Approaches Expansion into additional indications Targets Beyond CD33 Avoidance of potential tumor escape Multi-targeted CAR-Ts Broader options for treatment Multiplex-edited grafts

In Vitro PoC for Multi-Specific CAR-T: Cell Killing and Shielding Vor internal data. UTD: untransduced T cell control, KO: knock-out AML (HL-60) Target Cells CD33pos CLL-1pos CD33pos CLL-1neg CD33neg CLL-1pos CD33neg CLL-1neg 2 independent T cell donors 48h co-culture of CAR-T cells with HL60 (AML) target cells E:T ratio 1:1 Highly effective AML target cell killing “OR gated” CAR which eliminates target cells expressing both OR one target only Highly specific CAR leaving double knock-out target cells intact Can be paired with Multiplex (CD33+CLL-1)-edited HSPCs which provide shielding Multi-Specific CAR-T cell (CD33+CLL-1) Target Cell Killing (%, increase over UTD) wildtype CLL-1 KO CD33 KO double KO 80 100 60 40 20 0

Multiplex HSC Editing: Minimize Translocations Translocation (%) Simultaneous Cas9 0.3 0.4 0.2 0.1 0 Sequential Cas9 Sequential Cas + Inhibitor Base Editing Genome Engineering Strategies Minimized Translocation CD33-CLL-1- Double KO 79.5% CD33+CLL-1+ Double Pos 82.6% Mock Base Edited Precision Genome Engineering Keystone Symposia – 2022 Poster 3001 Adapted from Precision Genome Engineering Keystone Symposia – 2022 Poster 3002

Vor Bio Unique Approach to Potentially Cure Blood Cancers VCAR33ALLO, differentiated transplant donor CAR-T therapy Encouraging signs of in vivo expansion with strong trial enrollment New asset: VADC45 Four distinct potential commercial opportunities Trem-cel, a first-in-class investigational* shielded stem cell transplant Reliable engraftment, robust shielding of the blood system Platform therapy addressing >$1B potential market opportunity Trem-cel + Mylotarg combination Broadened Mylotarg therapeutic index Early evidence of patient benefit prolonging relapse-free survival *Potential to be first-in-class if approved

Pipeline to Change the Standard of Care in Blood Cancers

Description			Preclinical		Clinical		Anticipated Milestones
Program / Trial	Modality	Indication	Discovery/ Validation	IND- Enabling	Phase 1/2	Phase 2/3	
Trem-cel + Mylotarg / VBP101	Shielded CD33-deleted transplant + CD33-directed ADC	AML, MDS					
VCAR33^{ALLO} (healthy transplant donor CAR-T) / VBP301	CD33-directed transplant donor CAR-T	AML post-transplant					
Trem-cel + VCAR33 Treatment System	Shielded CD33-deleted transplant + CD33-directed transplant donor CAR-T	AML					IND filing following initial trem-cel and VCAR33^{ALLO} data
VADC45 ADC	CD45-directed ADC	AML, conditioning, immune reset					Finalizing IND preparedness
CD33-CLL1 Treatment System	Multi-specific CAR-T	AML					
	Multiplex-edited shielded transplant	AML					

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Experienced Leadership Team Deep Cell & Gene Therapy Expertise Robert Ang, MBBS, MBA President and CEO Tirtha Chakraborty, PhD Chief Scientific Officer Eyal Attar, MD Chief Medical Officer Tania Philipp Chief People Officer John King, MBA Chief Commercial Officer & Head of Business Development David Phillips, MBA Senior Vice President, Head of Quality Samir Vattompadam, MS Senior Vice President, Portfolio Strategy and Program Management

Mylotarg Enriched Blood System to ~100% CD33 Negative Cells Monocytes in Peripheral Blood % CD33 negative cells Mylotarg dosing cycles 2 mg/m2 1 mg/m2 0.5 mg/m2 Data cut-off: 19-JUL-2024 Engraftment Shielding Therapeutic Index Patient Benefit pre-Mylotarg

CD33 is Amongst Highest Quality Targets in AML CD33 CD123 CLL-1 EMR2 Ubiquity of Antigen Expression (Flow Cytometry) CD33 CD123 CLL-1 EMR2 D = Diagnosis R = Relapse Antigen positivity on AML blasts (%) Density of Antigen Expression (QuantiBRITE) # Antigens per cell Vor internal data

Risk of Veno-Occlusive Disease Related to Mylotarg Cmax 0.5 mg/m2 1.0 mg/m2 2.0 mg/m2 VBP101 mean Cmax 95% CI Geometric mean (R/R AML) Mylotarg ODAC 2017 Probability of Veno-occlusive Disease in Patients with Prior Transplant Cmax after first dose of Mylotarg (μg/mL) Probability of VOD (%)